1 Putting accessible and affordable quality healthcare in the hands of every person on Earth J.P. Morgan 41st Annual Healthcare Conference January 12, 2023

Disclaimer Information Sources The information herein is derived from various internal and external sources. Unless otherwise indicated, information contained in this presentation concerning Babylon’s industry and the regions in which it operates, including Babylon’s general expectations and market position, market opportunity, market share and other management estimates, is based on information obtained from various independent publicly available sources and reports provided to us, and other industry publications, surveys and forecasts. We have not independently verified the accuracy or completeness of any third-party information. Similarly, internal surveys, industry forecasts and market research, which we believe to be reliable based upon our management’s knowledge of the industry, have not been independently verified. While we believe that the market data, industry forecasts and similar information included in this presentation are generally reliable, such information is inherently imprecise. In addition, assumptions and estimates of our future performance and growth objectives and the future performance of our industry and the markets in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those discussed under the heading “Forward-Looking Statements” above and in our filings with the SEC. This presentation contains references to trademarks, trade names and service marks belonging to other entities. Solely for convenience, trademarks, trade names and service marks referred to in this presentation may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable licensor does not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by any other companies. Use of Non-IFRS Financial Measures This presentation includes certain financial measures to evaluate Babylon’s projected financial and operating performance, and measures calculated based on these measures, including Adjusted EBITDA, Adjusted EBITDA Margin, Medical Loss Ratio and Medical Margin, that are not prepared in accordance with IFRS. EBITDA is defined as profit (loss) for the period, adjusted for finance costs and income, depreciation and amortization, and tax provision or benefit. Adjusted EBITDA is defined as profit (loss) for the period, adjusted for finance costs and income, depreciation and amortization, tax provision or benefit, impairment expenses, change in fair value of warrant liabilities, loss on settlement of warrants, share-based compensation, foreign exchange gain or loss, restructuring and other one-time benefit arrangements and gain or loss on sale of subsidiaries. Loss for the period is the most directly comparable IFRS measure to Adjusted EBITDA. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Total revenue for the corresponding period. IFRS Loss for the period margin is the most directly comparable IFRS measure to Adjusted EBITDA Margin. Medical Loss Ratio and Medical Margin are derived from amounts presented in Babylon’s Statement of Profit and other Comprehensive Loss for the applicable period, included in our reports filed with the SEC. We believe that EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Medical Loss Ratio and Medical Margin are useful metrics for investors to understand and evaluate our operating results and ongoing profitability because they permit investors to evaluate our recurring profitability from our ongoing operating activities. EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Medical Loss Ratio and Medical Margin have certain limitations, and you should not consider them in isolation or as a substitute for analysis of our results of operations as reported under IFRS. We caution you that amounts presented in accordance with our definitions of EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Medical Loss Ratio and Medical Margin may not be comparable to similar measures disclosed by other companies, because some companies calculate EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Medical Loss Ratio and Medical Margin differently or not at all, limiting their usefulness as direct comparative measures. A reconciliation of Adjusted EBITDA and other non-IFRS financial measures to the most directly comparable IFRS measures, and calculation of certain non-IFRS measures, is included at the end of this presentation. Any FY 2022 and Q4 2022 results, including estimated Medical Margins, described in this presentation are preliminary, unaudited and subject to change in connection with the completion of Babylon's financial closing process and the preparation of its audited financial statements for 2022. Additional Information and Where to Find It Babylon Holdings Limited (“Babylon”) is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We file reports and other information with the Securities and Exchange Commission (the “SEC”) under the Exchange Act. Our SEC filings are available over the Internet at the SEC’s website at www.sec.gov. Forward-Looking Statements This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward- looking statements. These forward-looking statements include, without limitation, information concerning Babylon’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment and potential growth opportunities. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of Babylon’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: our future financial and operating results and ability to generate profits in the future and our timeline to profitability; that we may require additional financing and our ability to obtain additional financing on favorable terms; our ability to sell the Meritage Medical Network/Independent Physician Association business, including the timing of the sale and the sale price; the impact of our recently completed reverse share split on the price and trading market for our Class A ordinary shares; if we fail to comply with the continued listing standards and rules of the New York Stock Exchange (the “NYSE”), the NYSE may delist our Class A ordinary shares; uncertainties related to our ability to continue as a going concern; our ability to successfully execute our planned cost reduction actions and realize the expected cost savings; the growth of our business and organization; risks associated with impairment of goodwill and other intangible assets; our failure to compete successfully; our ability to renew contracts with existing customers, and risks of contract renewals at lower fee levels, or significant reductions in members, pricing or premiums under our contracts due to factors outside our control; our dependence on our relationships with physician-owned entities; our ability to maintain and expand a network of qualified providers; our ability to increase engagement of individual members or realize the member healthcare cost savings that we expect; a significant portion of our revenue comes from a limited number of customers; the uncertainty and potential inadequacy of our claims liability estimates for medical costs and expenses; risks associated with estimating the amount and timing of revenue recognized under our licensing agreements and value-based care agreements with health plans; risks associated with our physician partners’ failure to accurately, timely and sufficiently document their services; risks associated with inaccurate or unsupportable information regarding risk adjustment scores of members in records and submissions to health plans; risks associated with reduction of reimbursement rates paid by third-party payers or federal or state healthcare programs; risks associated with regulatory proposals directed at containing or lowering the cost of healthcare, including the ACO REACH model; immaturity and volatility of the market for telemedicine and our unproven digital-first approach; our ability to develop and release new solutions and services; difficulty in hiring and retaining talent to operate our business; risks associated with our international operations, economic uncertainty, or downturns; the impact of COVID-19 or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on our business; risks associated with foreign currency exchange rate fluctuations and restrictions; and the other risks and uncertainties identified in Babylon’s Annual Report on Form 20-F filed with the SEC on March 30, 2022, and in other documents filed or to be filed by Babylon with the SEC and available at the SEC’s website at www.sec.gov. Babylon cautions that the foregoing list of factors is not exclusive and cautions you not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Babylon does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this presentation. 2

# Babylon is a purpose-built, digital-first platform for delivering value-based care at scale

## Digital-first, AI-led, Scalable Model

- Powers **rapid scaling** and engagement of new populations
- **Intelligent, data-driven care** empowering clinicians and patients

**50%+**

*member interactions via technology platform(1)*

**85%**

*primary care consultations entirely virtual(2)*

## Comprehensive, Integrated, Cost Effective Care

- Uniquely end-to-end – **digital-only**, **virtual**, **in-person**
- Full longitudinal member coverage – **primary and secondary care**, **acute and chronic care**

**1,500+**

*global, multispecialty provider network(3)*

**90%+**

*of which Babylon directly employs in the US*

## Intrinsically Value-based

- **VBC native** – capabilities (technologies, products, and services) **built from ground up**
- VBC model drives **strong alignment with customers**, **members**, **providers**, and **partners**

**~271K**

*VBC members in the US(4)*

**12ppt**

*Estimated medical margin improvement in digital-first mature VBC cohorts(5)*

Notes: (1) This metric was calculated using Babylon data from September 2021 to December 2021 from the following regions: US, UK, Rwanda, KS A, Canada and SE Asia. An 'interaction' takes place if a user engages with one of the following Babylon products/services: Consultation, Symptom Checker, Health Check, Health Assessment or Monitor. (2) Based on Babylon GP at Hand Internal data. (3) Babylon Internal Data as of December 16, 2022. (4) Under contract as of September 30, 2022. (5) Medical Margin is defined as 1 minus Medical Loss Ratio. Medical Loss Ratio defined as the absolute value of Claims Expense divided by VBC revenue. Data for NY, MS, GA cohorts from Q3 '21 to Q4 '22 YTD.

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# Babylon at a Glance

### Global Footprint

**15**
Countries where Babylon Technology is Deployed[1]

**3**
Countries where Babylon Delivers its own Clinical Services

**16**
Languages[2]

### Scale

**10M+**
Lives with Access to Babylon Clinical Services

**~271K**
US VBC Members[3]

**5.2M**
Patient Consultations & AI Interactions[4]

### Clinical & Technology

**95%**
Of Members Ascribed Babylon a 4-5 Star Rating[5]

**1,500+**
Global Provider Network

**$500M+**
Invested in Babylon's Technology

### Financial

**$1.05B+**
Estimated Annual Revenue in FY22[6]

**4.8x**
YoY Growth in VBC Revenue from Q3 '21 to Q3 '22[1]

**45ppt**
YoY Adjusted EBTIDA margin improvement from Q3 '21 to Q3 '22[1]

Notes: (1) As per the Form 6-K filed with the SEC on November 10, 2022. (2) As per Form 20-F filed with the SEC on March 28, 2022 (3) Under contract as of September 30, 2022. (4) 2021 Babylon member interactions. (5) Based on patient surveys in the UK, US, Rwanda and Canada for 2020-2021. (6) Includes any revenue from discontinued operations in IFRS as per January 12, 2023 press release filed with the SEC on Form 8-K on January 12, 2023. This financial result is preliminary, unaudited and subject to change in connection with the completion of Babylon's financial closing process and the preparation of its audited financial statements for 2022, which will be reported in U.S. GAAP.

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Babylon’s digital-first model influences care at all stages of the member journey and is scalable across all populations Notes: Some features or elements of features may be under active development, have not been commercialized and we cannot guarantee if / when the product will be delivered to members. Real-Time Insights Engagement Monitoring (Reward, Alert, Early Intervention) 24/7 Health AssistancePersonal Health Graph AI Advisor Digital-First Complex Care (Including Medicare) Digital-First Pharmacy Hospitalization Support Local In-Person Network Virtual Multi- Specialty Care 6

Our care model steers members to the most clinically-appropriate and resource-efficient care setting to optimize outcomes and savings 7 Hospitalization Digital Engagement & Self-Care Non-Clinical | Care Navigation Clinical | Virtual Local | In-Person $’s (1) $$$’s Millions (2) Thousands Highly-Scalable and Automated to Maximize Access and Optimize Cost 24/7 Concierge for Appropriate Member Steerage Cost-Effective, Resource- Efficient Multispecialty Virtual Care Expansive Network for In- Person Care (Labs/Dx, Clinics, Rx) High-Acuity & Complex Care Support Notes: (1) Cost of care. (2) Population size.

# We have assembled a comprehensive global provider network to deliver the highest quality care

| 1,500+ | 90%+ | 20 | 50 | 82% | 95% |
|---|---|---|---|---|---|
| Global Provider Network | Providers Employed in the US | Specialties(1) | State US Footprint(2) | Of Members Reported Positive Clinical Impact(3) | Of Members Give Babylon a 4-5 Star Rating(4) |

## United States

**270+**
Virtual Providers in Network

**>50%**
Multi-State Licensed


31%
32%
37%

- PCPs
- Specialists
- Clinical Support

## United Kingdom

**870+**
Virtual Providers in Network

**1M+**
Appointments delivered in 12 months(5)


21%
45%
34%

- PCPs
- Specialists
- Clinical Support



## Licensed Technology Footprint

**11** Country Software Licensing Agreement in Southeast Asia + Canada, UK, and the US

**14** Epidemiological Models Operating and Utilized

## Rwanda

**350+**
Virtual Providers in Network

**30%**
Of Adult Population in Rwanda registered since 2016


11%
34%
55%

- PCPs
- Specialists
- Clinical Support

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Notes: (1) Specialties accessible through our providers and Babylon's peer-to-peer provider network, Sitka. (2) Babylon's multi-state licensed clinicians can practice in 50 states. (3) Babylon Voice of the Patient Survey - members reporting maintained or improved health after a Babylon encounter, Nov '22 results in the US. (4) Based on patient surveys in the UK, US, Rwanda and Canada for 2020-2021. (5) Babylon UK Operations Internal Data from Oct '21 to Oct '22.

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# Our AI-led platform has been purpose-built to maximize functionality, utilize data intelligently, drive patient engagement, and enhance operational efficiency…

### *Depth and Breadth of Functions & Capabilities*

- **Enterprise-grade**, white-labeled for **B2B clients globally**
- Localized and deployed in **15 countries**
- **EMR** and **third party integrations**
- Deployed in various payor-partner apps and services across **national health systems** and **payor organizations**

### *Rich, Patient Experience-Led Applications*

- **Millions with access** to Babylon's technology globally via web, app, phone
- Product development guided by **significant volume of member feedback**
- **Vast array of configurations** in patient profiles, appointment types, patient journey

### *Data & AI-Powered Insights Embedded Across the Platform*

- **100+ data sources** drive personalized insights
- Predicted **health acuity scores for 170K+ members**, enabling early intervention[1]
- **Cutting-edge AI research** recognized for its excellence

### *Comprehensive Clinical Service Delivery*

- **Automated 55% of post-consultation tasks**, enabling clinicians to focus on patient care
- AI designed for **clinical decision support**
- **~80% average recall** achieved by our AI vs. 84% recall by doctors[2]

**~250**
*Technology employees globally*

**$500M+**
*Invested in Technology*

**24**
*Patents granted in the US/UK*

**~30**
*Peer Reviewed Publications*

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Notes: (1) Babylon Internal Data, as of Dec '22. (2) A Comparison of Artificial Intelligence and Human Doctors for the Purpose of Triage and Diagnosis (2020). Recall (also called sensitivity) is the proportion of relevant diseases that are included in the differential.

# Independent analysis has proven the efficacy of our digital-first model in the UK; we are seeing similar leading indicators of progress in the US

**In-Person Care** | **Acute Care Utilization** | **Member Engagement**

## UK

**25%+ Reduction in ER Visit Likelihood[(1)]**



22%
(28%)
(6%)
Likelihood of ER visit 12-months prior to joining Babylon
Likelihood of ER visit 12-months after joining Babylon

**~35% Acute Care Cost Savings[(2)]**



£714
(34%)
£468
£749
(15%)
£635
Core Services Weighting
Adapted Core Weighting Services
North West London Average
Babylon GP at Hand

**Over 60% Reduction in Likelihood of NHS 111 Call[(1)]**



62%
(63%)
(1%)
Likelihood of calling NHS 111 12-months prior to joining Babylon
Likelihood of calling NHS 111 12-months after joining Babylon

## US

**50%** Reduction in Depression and Anxiety which is a Leading Indicator for Reduced Physical Care Costs

**30%** Reduction of Inpatient Admissions in our Longest-Tenured Contract

**25%** Engagement of High Risk Members in the First 6 Months of Contract [(3)]

Notes: (1) Based on an evaluation by Ipsos Mori of NHS data, comparing newly registered patients at our Babylon GP at Hand (NHS) service to patients newly registered at London GP Practices. London, UK is used as the comparator as Babylon GP at Hand is based in this area. (2) Based on UK data, specifically for our Babylon GP at Hand (NHS) service. Babylon GP at Hand acute care cost per weighted patient in 2019/20 was compared to the North West London average in 2019/20, using NHS funding formulae to account for age, sex and other factors influencing health need. North West London is used as the comparator as Babylon GP at Hand is based in this area. (3) Based on data from Georgia and Mississippi cohorts.

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We are seeing strong medical margin improvement in our digital-first cohorts… 0% 5% 10% 15% 20% 25% 30% 35% 0 10 20 30 80 90 100 110 25.5%(4) 30.5% 26.6% 13.6% 40 50 60 70 Weeks from Launch % of High-Risk Members Signed Up Since Launch(3)2021 Digital-First VBC Cohort(1) Medical Margin(2) (4.1%) (3.7%) (2.8%) 2.7% 7.6% Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Notes: (1) Includes digital-first VBC deals that went live in 2021 across New York, Georgia, and Mississippi. (2) Medical Margin is defined as 1 minus Medical Loss Ratio. Medical Loss Ratio is defined as the absolute value of Claims Expense divided by VBC revenue. (3) Representative of unique members on the platform, recalculated for 30 September 2022. (4) Missouri data from Weeks 1 to 10 from launch taken as straight line average due to incomplete data. 11 …and our clinical performance continues to accelerate as we learn from each VBC contract

# Our business model is modular to best meet client needs and has three revenue streams

| Product Offerings | Fee Model | Selected Customers | Revenue Breakdown[1] |
|---|---|---|---|

## Value-Based Care



Digital Engagement & Self-Care
Non-Clinical | Care Navigation
Clinical | Virtual
Local | In-Person
Hospitalization

**Fee Model:** Take Patient Budgets
Capture Cost Savings

**Selected Customers:** aetna, Anthem, CENTENE Corporation, Humana, UnitedHealthcare



68%

$1,000s

## Fee for Service Plus



Therapist
Physiotherapist
Cardiologist

Virtual Consultations — Multidisciplinary Care — Care Navigation

**Fee Model:** PMPM Access Fee + Visit Fee

**Selected Customers:** BUPA, BlueCross BlueShield, FIDELIS CARE



13%

$10s

## Software Licensing

Insight — Goals — Plans — Monitor — Steerage



Healthcheck — Health Assessment — Digital Care Plan — Care Monitor — Digital Triage

**Fee Model:** License Our Technology

**Selected Customers:** NHS, Prudential, TELUS



19%

$s

Notes: (1) Represents 2021A revenue breakdown.

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Our Care Model is Delivering Strong Revenue and VBC membership Value-Based Care MembershipRevenue We continue to deliver strong growth… Sources: 2021 20-F filed 03/28/2022 and Form 6-K filed on November 10, 2022. Notes: (1) : Actual revenue for 2020 and 2021 in IFRS. Estimated revenue for 2022 on both an IFRS and U.S. GAAP basis, including any revenue relating to discontinued operations. As per the January 12, 2023 press release filed with the SEC on Form 8-K on January 12, 2023. This financial result is preliminary, unaudited and subject to change in connection with the completion of Babylon’s financial closing process and the preparation of its audited financial statements for 2022, which will be reported in U.S. GAAP. (1) 124% CAGR 66,000 167,000 271,000 12/31/2020 12/31/2021 9/30/2022 13 $79 $323 $1.05B - $1.1B 2020A 2021A 2022E 268% CAGR $1.05B+(1) $79M $323M

…while proactively diversifying the risk profile of our member base with a focus on Medicare and commercial lives Notes: (1) Other includes certain revenue generating items not included within Medicaid, Medicare and commercial categories such as Higi revenue and third party admin fee revenue. 69% 68% 44% 58% 71% 60% 59% 55% 31% 32% 33% 28% 19% 36% 37% 41% 22% 13% 8% 3% 3% 3% 1% 1% 2% 1% 1% 1% $27 $27 $39 $56 $99 $247 $244 $268 Q4-2020 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q1-2022 Q2-2022 Q3-2022 Medicaid Medicare Commercial Other 4.8x YoY VBC Revenue growth VBC Revenue Mix(1) $M • Proactively diversifying member mix to increase proportion of higher PMPM and “easier-to- engage” Medicare and commercial populations • Medicare and commercial populations contributed ~44% of total VBC revenue in Q3 2022 (1) 14

We have consistently enhanced our margin profile through scale and successful execution of cash runway enhancement measures Revenue & Adj. EBITDA Margin 187ppt margin improvement since Q3-20 whilst growing revenue by ~18.3x Notes: (1) For greater detail, refer to the Appendix for a reconciliation of Adjusted EBITDA and the calculation of other non-IFRS measures. Revenue and Adjusted EBITDA (IFRS) figures exclude $28.4m of one-off upfront revenue recognition in connection with a software licensing arrangement in Q1 2021. $16 $41 $43 $57 $74 $120 $266 $265 $289 (206%) (91%) (77%) (86%) (64%) (61%) (27%) (26%) (19%) Q3-2020 Q4-2020 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q1-2022 Q2-2022 Q3-2022 Revenue Adj. EBITDA Margin $M (1) 15

Preliminary Results for 2022: Beating Expectations 16 Notes: (1) These numbers including any revenue from discontinued operations are in IFRS as per January 12, 2023 press release filed with the SEC on Form 8-K on January 12, 2023. This financial result is preliminary, unaudited and subject to change in connection with the completion of Babylon’s financial closing process and the preparation of its audited financial statements for 2022, which will be reported in U.S. GAAP. Our 2022 revenue is expected to exceed $1.05(1) billion on both an International Financial Reporting Standards (IFRS) and U.S. GAAP basis (exceeding the lower end of our previous guidance of $1.05 to $1.1 billion). Our 2022 IFRS Adjusted EBITDA is expected to beat our previous guidance of $(270)(1) million or less. In July 2022 we announced cost reductions expected to deliver $100 million in yearly savings. As a result of additional cost saving measures, we expect to deliver an additional 25% in cost reductions on an annualized basis. We expect the proceeds from the planned sale of our IPA business in California in early 2023 to fund Babylon to profitability.

Thank you!

Appendix

# Reconciliation of Adjusted EBITDA and Other Non-IFRS Measures

| $000s | Q3-2020 | Q4-2020 | Q1-2021 | Q2-2021 | Q3-2021 | Q4-2021 | Q1-2022 | Q2-2022 | Q3-2022 |
|---|---|---|---|---|---|---|---|---|---|
| **Loss for the period** | **($37,986)** | **($59,230)** | **($10,847)** | **($64,875)** | **($65,975)** | **($232,815)** | **($91,357)** | **($157,079)** | **($89,891)** |
| *Adjustments to calculate EBITDA:* | | | | | | | | | |
| Depreciation and amortization | 3,072 | 4,956 | 5,848 | 7,474 | 8,823 | 12,859 | 9,458 | 11,944 | 7,477 |
| Finance costs and income | 478 | 879 | 978 | 1,237 | 2,049 | 9,701 | 6,373 | 9,688 | 8,617 |
| Tax provision / (benefit) | 63 | 1,639 | 8 | (2,501) | 7 | 1,012 | 9 | 199 | 280 |
| **EBITDA** | ($34,373) | ($51,756) | ($4,013) | ($58,665) | ($55,096) | ($209,243) | ($75,517) | ($135,248) | ($73,517) |
| *Adjustments to calculate Adjusted EBITDA:* | | | | | | | | | |
| Share-based compensation | $2,019 | $7,105 | $2,802 | $9,542 | $7,241 | $26,722 | $8,402 | $10,564 | $8,955 |
| Change in fair value of warrant liabilities | — | — | — | — | — | (27,811) | (5,575) | (10,791) | (1,143) |
| Loss on settlement of warrants | — | — | — | — | — | — | — | 2,375 | 22 |
| Gain on remeasurement of equity interest | — | — | — | — | — | (10,495) | — | — | — |
| Gain on sale of subsidiary | — | — | (3,917) | — | — | — | — | — | — |
| Impairment expense | — | — | — | — | — | — | — | 53,224 | 1,400 |
| Restructuring and other one-time benefit arrangements | — | 6,404 | — | — | — | 941 | — | 3,848 | 5,135 |
| Exchange (gain) / loss | (259) | 949 | 573 | (482) | 396 | (1,355) | 447 | 7,350 | 4,848 |
| Recapitalization transaction expense | — | — | — | — | — | 148,722 | — | — | — |
| **Adj. EBITDA** | ($32,613) | ($37,298) | ($4,555) | ($49,605) | ($47,459) | ($72,519) | ($72,243) | ($68,678) | ($54,300) |
| Total revenue | $15,811 | $40,958 | $71,293 | $57,478 | $74,462 | $119,688 | $266,446 | $265,362 | $288,898 |
| IFRS Loss for the Period Margin % | *(240%)* | *(145%)* | *(15%)* | *(113%)* | *(89%)* | *(195%)* | *(34%)* | *(59%)* | *(31%)* |
| Adjusted EBITDA Margin % | *(206%)* | *(91%)* | *(6%)* | *(86%)* | *(64%)* | *(61%)* | *(27%)* | *(26%)* | *(19%)* |
| Value-based care revenue | — | $26,038 | $27,259 | $39,133 | $55,715 | $98,745 | $246,575 | $244,098 | $267,686 |
| Claims expense | — | — | (23,917) | (40,384) | (51,298) | (104,026) | (247,552) | (238,764) | (264,283) |
| Medical Loss Ratio % | — | — | *88%* | *103%* | *92%* | *105%* | *100%* | *98%* | *99%* |
| Medical Margin % | — | — | *12%* | *(3%)* | *8%* | *(5%)* | *(0%)* | *2%* | *1%* |

Note: We are not able to reconcile projected 2022 Adjusted EBITDA or 2022 Adjusted EBITDA Margin to their respective most directly comparable IFRS measures as we are not able to forecast IFRS loss for the period on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect IFRS loss for the period, including, but not limited to, changes in fair value of warrant liabilities, impairment expense, share-based compensation, restructuring and other one-time benefits, foreign exchange gains or losses and gains and losses on sale of subsidiaries. Adjusted EBITDA should not be used to predict IFRS loss for the period as the difference between the two measures is variable and may be significant.

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